SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 4, 2004



                               GRAPHON CORPORATION
             (Exact name of Registrant as specified in its charter)



        Delaware                   0-21683                    13-3899021
       (State of            (Commission File No.)            IRS Employer
     incorporation)                                     Identification Number)



                   105 Cochrane Circle, Morgan Hill, CA 95037
                    (Address of principal executive offices)


                  Registrant's telephone number: (800) 472-7466



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Item 12.  Results of Operations and Financial Condition.



On March 4, 2004, GraphOn Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March 5, 2004                GRAPHON CORPORATION
                                          (Registrant)

                                    By:   /s/ William Swain
                                          -----------------------
                                          William Swain
                                          Chief Financial Officer